UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

Myovant Sciences Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-37929	98-1343578
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +44 203 318 9709

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.07 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 9, 2018, Myovant Sciences Ltd. (the “Company”) held a Special General Meeting of Shareholders (the “Special Meeting”) in London, United Kingdom. At the Special Meeting, the shareholders considered and approved five proposals to amend the Company’s Second Amended and Restated Bye-laws (the “Existing Bye-laws”), each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 22, 2018. Set forth below is a brief description of each matter voted upon at the Special Meeting and the results with respect to each such matter.

A copy of the Company’s Third Amended and Restated Bye-Laws, as approved at the Special Meeting, is attached as Exhibit 3.1 to this Current Report on Form 8-K. Of the 60,989,395 common shares outstanding and entitled to vote as of the record date, 56,038,515 shares, or 91.9%, were present or represented by proxy at the Special Meeting.

Proposal No. 1: The shareholders approved the amendment of the Existing Bye-laws to declassify the Company’s Board of Directors so that directors are elected annually rather than for staggered three-year terms, by the following votes equaling 91.9% of the common shares outstanding and entitled to vote as of the record date:

Votes For	Votes Against	Abstain	Broker Non-Votes
56,021,048	16,927	540	0

Proposal No. 2: The shareholders approved the amendment of the Existing Bye-laws to modify certain shareholder proposal and nomination procedures, by the following votes equaling 85.4% of the common shares outstanding and entitled to vote as of the record date:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,060,000	3,977,975	540	0

Proposal No. 3: The shareholders approved the amendment of the Existing Bye-laws to eliminate all supermajority voting requirements, by the following votes equaling 85.4% of the common shares outstanding and entitled to vote as of the record date:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,072,864	3,965,111	540	0

Proposal No. 4: The shareholders approved the amendment of the Existing Bye-laws to modify certain director removal and vacancy requirements to allow eligible shareholders to replace directors without cause at a special general meeting, by the following votes equaling 91.9% of the common shares outstanding and entitled to vote as of the record date:

Votes For	Votes Against	Abstain	Broker Non-Votes
56,020,324	17,051	1,140	0

Proposal No. 5: The shareholders approved the amendment of the Existing Bye-laws to revise certain other provisions in the Existing Bye-laws, by the following votes equaling 91.9% of the common shares outstanding and entitled to vote as of the record date:

Votes For	Votes Against	Abstain	Broker Non-Votes
56,020,092	17,283	1,140	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title

3.1	Third Amended and Restated Bye-laws of Myovant Sciences Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date: February 9, 2018	By:	/s/ Frank Karbe
Name: Frank Karbe
Title: Principal Financial and Accounting
Officer